Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In condition with the Amendment No. 1 to Annual Report on Form 10-K of Polydex Pharmaceuticals Limited (the “Company”) for the fiscal year ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sharon L. Wardlaw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
          (1)          the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2)          the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By	/s/ Sharon L. Wardlaw

Sharon L. Wardlaw,
Chief Financial Officer
March 21, 2006
A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.